Alpine Dynamic Balance Fund
Alpine Dynamic Dividend Fund
Alpine Dynamic Financial Services Fund

PROSPECTUS

Each a Series of Alpine Series Trust

615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

For more information call 1-888-785-5578
or
View our website at www.alpinefunds.com

Dated March 1, 2006
(as amended March 8, 2006)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities as an investment and has not passed on the adequacy or accuracy of the information in this prospectus.   It is a criminal offense to state otherwise.

Table of Contents
About the Funds

2

The Funds' Investments and Related Risks

11

Management of the Funds

14	Portfolio Managers

How to Buy Shares

15	Purchases by Mail
15	Purchases by Wire
16	How the Funds Value their Shares
16	Additional Information

Exchange Privileges

17	Exchanges by Telephone
17	Exchanges by Mail

How to Redeem Shares

18	Redeeming Shares by Mail
18	Redeeming Shares by Telephone
19	Redemption Fees
19	Additional Redemption Information
20	Tools to Combat Frequent Transactions

Shareholder Services

21	Automatic Investment Plan
21	Telephone Investment Plan
21	Systematic Cash Withdrawal Plan
21	Investments through Employee Benefit and Savings Plans
21	Automatic Reinvestment Plan
21	Tax Sheltered Retirement Plans
21	Householding
21	Internet Account Access and Trading

Dividends, Distributions and Taxes

22	Dividend Policy
22	Taxation of the Funds
22	Taxation of Shareholders

Financial Highlights
23

Additional Information
26

About the Funds

Alpine Dynamic Balance Fund

Investment Objectives

The primary investment objective of Alpine Dynamic Balance Fund (the “Balance Fund” or “Fund”) is capital appreciation. The Balance Fund’s secondary investment objectives are reasonable income and conservation of capital.

Principal Investment Strategies

The Balance Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of large U.S companies and high quality fixed income securities. The equity securities in which the Balance Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The fixed income securities in which the Balance Fund invests may include U.S. Government debt obligations, corporate debt obligations, and money market instruments. As described below, the Balance Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

Allocation of the Balance Fund’s assets among different types of investments will vary from time to time depending on prevailing economic and market conditions, including (without any emphasis on any one particular condition): inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The Balance Fund’s portfolio is managed by the Fund’s investment adviser, Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) (the “Adviser”). Under normal circumstances, the Balance Fund invests not less than 25% of its net assets in fixed income securities. The Balance Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the Adviser’s appraisal of market and economic conditions. For instance, the Balance Fund may be more heavily invested in equity securities when, in the opinion of the Adviser, interest rates are generally perceived to be rising and the anticipated performance of equity securities is believed to be positive. In such instances, the Balance Fund may invest up to 75% of its net assets in equity securities. Additionally, the Balance Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

The Balance Fund invests in equity securities that offer growth potential and in fixed income securities that offer the potential for both growth and income. The Adviser focuses on companies it believes are attractively valued relative to their growth prospects. In selecting equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or its industry. The Adviser also seeks to identify companies that may be involved in “special situations” which may increase the value of the company’s stock. Special situations include a change in the company’s management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary.

With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates. The market values of the fixed income securities in the Balance Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Balance Fund’s portfolio will consist primarily of high quality fixed income securities; predominantly, debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc., or if unrated, are determined to be of comparable quality by the Adviser. The Balance Fund may invest up to 5% of its total assets in fixed income securities rated below “A” by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc. Convertible debt securities are not subject to the Balance Fund’s 5% limit on investments in fixed income securities rated below “A.” The Balance Fund may also invest in equity options, stock index options, futures contracts and options on futures. The Balance Fund invests in these instruments for hedging and other non-speculative purposes.

Who Should Invest

The Balance Fund may be appropriate for investors seeking a long-term investment offering both current income and growth potential.

Main Risks

An investment in the Balance Fund, like any investment, is subject to certain risks. The value of the Balance Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Balance Fund’s shares to increase or decrease. You could lose money by investing in the Balance Fund. By itself, the Balance Fund does not constitute a balanced investment program.

Risks of Equity Securities — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Balance Fund’s investments, regardless of the performance or expected performance of companies in which the Balance Fund invests. There is also the risk that the Adviser’s judgment about the attractiveness, value and potential appreciation of particular securities will be incorrect. Special situations involve risks that the contemplated transactions will be abandoned, revised, delayed or that an anticipated event will not occur. This can result in the market price of securities declining.

Risks of Fixed Income Securities — The Balance Fund may invest a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of an issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Balance Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Options and Futures — The Balance Fund may purchase and sell options and futures as part of its investment program. Transactions involving options and futures involve certain risks. Even when these instruments are used for hedging purposes, a lack of correlation between the value of the instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price movements, could render a hedging strategy ineffective and could result in a loss to the Balance Fund.

Fund Performance

The bar chart below shows how the Balance Fund has performed and provides some indication of the risks of investing in the Balance Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Balance Fund for full calendar years. The table below it compares the performance of the Balance Fund over time to the Balance Fund’s benchmark indices.

The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Balance Fund will perform in the future.

Alpine Dynamic Balance Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Fund	Best Quarter		Worst Quarter
Alpine Dynamic Balance Fund	15.45%	6/30/03	-9.03%	9/30/02

Average Annual Total Returns
(For the periods ending December 31, 2005)

Alpine Dynamic Balance Fund	1 Year	3 Years	Since Inception June 7, 2001
Return Before Taxes	4.79%	16.38%	9.53%
Return After Taxes on Distributions(1)	4.30%	15.63%	8.70%
Return After Taxes on Distribution and Sale of Fund Shares(2)	3.69%	14.06%	7.92%

Moody’s Equity Mutual Fund Balanced Index(3)	4.70%	10.12%	2.84%
S&P 500 Index(4)	4.91%	14.39%	1.21%

(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)
The Moody’s Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multi-asset global funds. The Moody’s Equity Mutual Fund Balanced Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

(4)
The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Dynamic Dividend Fund

Investment Objectives

The Alpine Dynamic Dividend Fund (the “Dividend Fund” or “Fund”) seeks high current dividend income that qualifies for the reduced federal income tax rates created by the "Jobs and Growth Tax Relief Reconciliation Act of 2003," while also focusing on total return for long-term growth of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Dividend Fund will invest at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay qualified dividend income (as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”)).

The Dividend Fund will invest in equity securities issued by U.S. corporations, qualified foreign corporations (as such term is defined in the Code) and foreign issuers whose equity securities are readily traded on an established U.S. and international securities market that pay dividends which qualify for recently reduced federal tax rates similar to the rates applied to net capital gains. The equity securities in which the Dividend Fund will invest will include primarily common stocks. The Dividend Fund may, from time to time, also invest in preferred stocks, REITs (real estate investment trusts) and securities convertible into or exchangeable for common stocks, such as convertible debt.

The Dividend Fund’s investments in equity securities will focus on those securities that pay qualified dividend income, which is defined in the Code as dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.

In managing the assets of the Dividend Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities’ historic valuations. The equity securities in which the Dividend Fund invests are generally mature with small- and mid-capitalizations.  Factors that the Adviser will consider include fundamental factors such as earnings growth, cash flow, and historical payment of dividends.

In the event that the Adviser determines that a particular corporation’s dividends qualify for favorable federal tax treatment, the Adviser will invest in the equity securities of the corporation prior to the ex-dividend date (i.e., the date when shareholders no longer are eligible for dividends) and will hold the security for at least 61 days during a 121-day period which begins on the date that is 60 days before the ex-dividend date to enable Fund shareholders to take advantage of the reduced federal tax rates. During this period, the Dividend Fund will not hedge its risk of loss with respect to these securities.

The Dividend Fund may, from time to time, take temporary defensive positions that are inconsistent with the Dividend Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Dividend Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Dividend Fund may not achieve its investment objective.

Who Should Invest

The Dividend Fund may be appropriate for investors seeking high current income at reduced federal tax rates.

Main Risks

An investment in the Dividend Fund, like any investment, is subject to certain risks. The value of the Dividend Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Dividend Fund’s shares to increase or decrease. You could lose money by investing in the Dividend Fund. By itself, the Dividend Fund does not constitute a balanced investment program.

Risks of Equity Securities — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Dividend Fund’s investments, regardless of the performance or expected performance of companies in which the Dividend Fund invests.

Management Risk— Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Dividend Fund to underperform when compared to other funds with similar investment goals.

Fund Performance

The bar chart below shows how the Dividend Fund has performed and provides some indication of the risks of investing in the Dividend Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Dividend Fund for full calendar years. The table below it compares the performance of the Dividend Fund over time to the Dividend Fund’s benchmark indices.

The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Dividend Fund will perform in the future.

Alpine Dynamic Dividend Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
	Best Quarter		Worst Quarter
Alpine Dynamic Dividend Fund	9.92%	12/31/04	0.18%	06/30/05

Average Annual Total Returns
(For the periods ending December 31, 2005)

Alpine Dynamic Dividend Fund	1 Year	Since Inception 9/22/03
Return Before Taxes	7.24%	21.42%
Return After Taxes on Distributions(1)	5.28%	19.18%
Return After Taxes on Distribution and Sale of Fund Shares(2)	7.17%	18.08%

Moody’s Equity Mutual Fund Growth Income Index(3)	4.89%	9.67%

(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)
The Moody’s Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The Moody’s Equity Mutual Fund Growth Income Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance of the Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Dynamic Financial Services Fund

Investment Objectives

The Alpine Dynamic Financial Services Fund (the “Financial Services Fund” or “Fund”) seeks long-term growth of capital and consistent above average total returns as compared to those typical of investments made in public equities.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Financial Services Fund invests at least 80% of its net assets in the equity securities of certain U.S. and foreign companies engaged in the financial services industry. These companies may include commercial and industrial banks, savings and loan associations, community savings banks and other thrift institutions, consumer and industrial finance and leasing companies, securities brokerage and investment advisory firms and insurance companies.

In particular, the Financial Services Fund will invest a substantial percentage of its net assets in equity securities issued by banks that have strong growth prospects or takeover potential. Such equity securities will primarily include common stocks and preferred stocks which the Financial Services Fund may acquire through direct investments or private placements.

In managing the assets of the Financial Services Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of banks and other financial service companies that it believes are undervalued relative to the market and to the securities’ historic valuations. The equity securities of the financial institutions in which the Financial Services Fund invests are not subject to specific restrictions as to market capitalizations, however, it is expected that the Financial Services Fund’s investment program will emphasize smaller market capitalizations, including micro-cap. Factors that the Adviser will consider include fundamental factors such as earnings growth, cash flow, and industry and market-specific trends.

The Financial Services Fund may, from time to time, take temporary defensive positions that are inconsistent with the Financial Services Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Financial Services Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Financial Services Fund may not achieve its investment objective.

Who Should Invest

The Financial Services Fund may be appropriate for investors seeking above average returns and long-term growth of capital.

Main Risks

An investment in the Financial Services Fund, like any investment, is subject to certain risks. The value of the Financial Services Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Financial Services Fund’s shares to increase or decrease. You could lose money by investing in the Financial Services Fund. By itself, the Financial Services Fund does not constitute a balanced investment program.

Risks of Equity Securities — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Financial Services Fund’s investments, regardless of the performance or expected performance of companies in which the Financial Services Fund invests.

Risks of Micro- and Small-Capitalization Companies — The Financial Services Fund may invest its assets in banks or other financial services companies, or the securities of such companies with micro- or small-market capitalizations. While the Adviser believes they often provide significant potential for appreciation, those investments involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of micro- and small-capitalization stocks are often more volatile than prices of large-capitalization stocks and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in some micro- and small-capitalization stocks, an investment in those stocks may be less liquid than an investment in larger companies.

Risks of Financial Services Industry Concentration— Because the Financial Services Fund will primarily invest in the equity securities of financial services companies, the Financial Services Fund’s investments and its performance will be affected by risk factors particular to this industry as well as market and economic conditions affecting the securities market generally. Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions.

Management Risk— Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Financial Services Fund to underperform when compared to other funds with similar investment goals.

Fund Performance

The Financial Services Fund commenced operations on November 1, 2005. Because the Financial Services Fund has less than one calendar year of operating history, there is no performance information available at this time.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees
(fees paid directly from your investment):

Alpine Dynamic
	Alpine Dynamic	Alpine Dynamic	Financial Services
	Balance Fund	Dividend Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fees(1)	1.00%	1.00%	1.00%
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from each Fund’s assets):

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Waiver/ (Reimbursement) or Recapture(2)	Net Annual Fund Operating Expenses
Alpine Dynamic Balance Fund	1.00%	0.00%	0.21%	1.21%	0.10%	1.31%
Alpine Dynamic Dividend Fund	1.00%	0.00%	0.20%	1.20%	0.03%	1.23%
Alpine Dynamic Financial Services Fund	1.00%	0.00%	0.58%	1.58%	(0.23%)	1.35%

(1)
A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds less than 60 days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Funds to help defray the expense to the Funds of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Please see the Redemptions section of this prospectus on page for a list of the types of accounts and conditions under which this fee will not be assessed.

(2)	The Adviser has agreed contractually to waive its fees and to absorb expenses of the Funds to the extent necessary to assure that ordinary operating expenses of the Funds (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.35% of each of the Fund’s average daily net assets,. The Funds have agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination. Without the fee waiver and reimbursement arrangement, the Balance Fund’s operating expense would have been 1.21%, the Dividend Fund’s operating expense would have been 1.20% and the Financial Services operating expense would have been 1.58%.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

	1 Year	3 Years	5 Years	10 Years
Alpine Dynamic Balance Fund	$133	$394	$675	$1,475
Alpine Dynamic Dividend Fund	$125	$384	$663	$1,457
Alpine Dynamic Financial Services Fund	$137	$452	$814	$1,835

The Funds’ Investments and Related Risks

This section provides additional information regarding the securities in which each Fund invests, the investment techniques each uses and the risks associated with each Fund’s investment program. A more detailed description of each Fund’s investment policies and restrictions, and additional information about each Fund’s investments, is contained in the Statement of Additional Information.

Common Stocks and Other Equity Securities(all Funds) —The Funds will invest in “common stocks.” “Common stocks” represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Funds may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Fixed Income Securities(all Funds) — The Funds may invest in bonds and other types of debt obligations of the U.S. Government (or its agents or instrumentalities) and corporate issuers. They may also invest in money market instruments, which are high quality short-term debt obligations. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Funds invest primarily in high quality debt obligations. These include securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and corporate debt obligations rated at the time of purchase by the Funds “A” or better by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc. or, if unrated determined to be of comparable quality by the Adviser.

Illiquid Securities(all Funds)—Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. The Funds may invest up to 15% of the value of their net assets in illiquid securities, including restricted securities and repurchase agreements maturing in more than seven days. However, the Funds may not invest more than 10% of the value of their net assets in such repurchase agreements.

Investments in Undervalued and Lower Quality Securities (Financial Services Fund) - The Fund’s investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Foreign Securities (all Funds) — The Balance Fund and the Financial Services Fund may invest up to 15% of the value of their total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. The Dividend Value Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

Securities Lending(Balance Fund and Financial Services Fund) —In order to generate income, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. Government securities equal to at least 100% of the value of the securities loaned. Loans of securities by the Funds may not exceed 33 1/3% of the value of each Fund’s total assets. There is a risk that the loaned securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, each Fund’s ability to dispose of the securities may be delayed.

Rule 144A Securities(all Funds) —The Funds may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Trust’s Board of Trustees (the “Board” or “Board of Trustees”). The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities.

Repurchase Agreements(all Funds) —The Funds may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase a security (usually U.S. Government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date. The repurchase price reflects an agreed upon interest rate for the time period of the agreement. Each Fund’s risk is the inability of the seller to pay the agreed upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase each Fund’s expenses. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

Risk Characteristics of Options and Futures (Balance Fund and Financial Services Fund) — Although options and futures transactions are intended to enable the Funds to manage market and interest rate risks, these investments can be highly volatile, and each Fund’s use of them could result in poorer investment performance. Each Fund’s use of these investment devices for hedging purposes may not be successful. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use futures contracts and options as hedging devices, there is a risk that the prices of the securities subject to the futures contracts and options may not correlate perfectly with the prices of the securities in each Fund’s portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if the expectations of the Adviser are correct, a hedge could be unsuccessful if changes in the value of each Fund’s portfolio securities does not correspond to changes in the value of its futures contracts. Each Fund’s ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

When-Issued and Delayed Delivery Transactions(all Funds) — Each Fund may enter into transactions in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, the value of a security may be less than its purchase price. When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Funds do not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of their investment objectives.

Defensive Position(all Funds)— During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in high quality, fixed income securities, including money market instruments, or it may hold cash. The Funds will not be pursuing their investment objectives in these circumstances.

Portfolio Turnover(all Funds) — The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of the Funds will not exceed 100%.

Other Investments (all Funds) — The Funds may use a variety of other investment instruments in pursuing their investment programs. The investments of the Funds may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including but not limited to options on securities, stock index options, options on foreign currencies and forward foreign currency contracts, and futures contracts. Various risks are associated with these investments.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting Alpine Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-888-785-5578.

Management of the Funds

The management of the Funds is supervised by the Board of Trustees of Alpine Series Trust (the “Trust”). Alpine Woods Capital Investors, LLC (formerly known as Alpine Management & Research, LLC) (the “Adviser”) serves as the Funds’ investment adviser. The Adviser has the responsibility for the management and implementation of each Fund’s investment program, under the supervision of the Board of Trustees. Mr. Samuel A. Lieber is the controlling person of the Adviser. He founded the Adviser in 1998. The Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Funds. The total estimated annual expenses of the Funds are set forth in the section titled “FEES AND EXPENSES.” For the year ended October 31, 2005, the Adviser received 1.31% of the average daily net assets of the Balance Fund, including recoupment of fees waived in prior periods and 1.23% of the average daily net assets of the Dividend Fund, including recoupment of fees waived in prior periods. The Financial Services Fund commenced operations on November 1, 2005; therefore, the Fund did not pay advisory fees.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of each Fund’s shares as a factor in the selection of dealers to effect portfolio transactions for the Fund.

A discussion regarding the basis for the Board of Trustees approval of the Funds’ investment advisory agreement (“Advisory Agreement”) is available in the Funds’ Statement of Additional Information and will also be available in the Semi-Annual Report to Shareholders dated April 30, 2006 for the period November 1, 2005 through April 30, 2006.

Portfolio Managers

Balance Fund
Mr. Samuel A. Lieber and Mr. Stephen A. Lieber serve as co-portfolio managers of the Balance Fund and are the persons who have day-to-day responsibility for managing the Balance Fund’s portfolio.

Samuel A. Lieber is the Chief Executive Officer of the Adviser and also serves as portfolio manager of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund. From 1985 until February 1998, he was a portfolio manager with Evergreen Asset Management Corp.

Stephen A. Lieber is a Vice-President of the Adviser. He was Founding Partner of Lieber & Co. (the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds) in 1969 and served as Senior Partner until 1994. Following the purchase of Lieber & Co. by First Union Corp., he continued as chairman, co-chief executive and also as portfolio manager until 1999. Mr. Lieber is also Chairman and Senior Portfolio Manager of Saxon Woods Advisors, LLC.

Dividend Fund
Jill K. Evans is the Portfolio Manager for the Dividend Fund. Ms. Evans was the senior equity research analyst covering small and mid-cap basic industries at JPMorgan Securities prior to joining Alpine Woods in May 2003. She was also the global coordinator of JPMorgan’s passenger and freight transportation sectors. She joined JPMorgan in 1988 as an analyst and then project manager in the internal consulting group, Management Services. She spent her last year in Management Services working with McKinsey & Co., consulting on a firm-wide cost reduction project. Ms. Evans received a Bachelor of Arts degree in Economics from the University of Pennsylvania.

Kevin Shacknofsky is the Associate Portfolio Manager of the Dividend Fund. Until he joined Alpine Mutual Funds in 2003, Mr. Shacknofsky was a Vice President in the venture capital firm Rein Capital in New Jersey for two years. Prior to that, he was an investment banking associate at Lehman Brothers in New York and at Hambros Grantham, the Private Equity division of Hambros PLC, of Sydney, Australia. Mr. Shacknofsky is a Chartered Accountant and holds an MBA degree from Columbia Business School.

Financial Services Fund
Peter J. Kovalski is responsible for the day-to-day investments of the Financial Services Fund. Mr. Kovalski is Managing Director, Financial Institutions Group, of Saxon Woods Advisors, LLC and the portfolio manager for Alpine Woods Growth Values Financial Equities, L.P. Prior to joining Saxon Woods Advisors, LLC in January 2002, Mr. Kovalski spent the last ten years as the principal bank and thrift securities analyst for Lieber & Co. and Evergreen Asset Management Corp. His major specialty is research on regional banking institutions. Prior to joining Lieber & Co., from 1986 until 1991, he was with Williams Securities and Ryan, Beck & Co. as a bank analyst. Mr. Kovalski received his Bachelor’s degree from Columbia Union College. He is a Certified Financial Analyst.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

How to Buy Shares

No sales charges are imposed when you purchase shares of the Funds. You may purchase shares at net asset value as described below or through your financial intermediary. The minimum initial investment in the Funds is $1,000. The Funds reserve the right to vary or waive the minimum in certain situations. There is no minimum investment requirement for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued except if requested. Instead, your ownership of shares will be reflected in your account records with the Funds.

Purchases by Mail

To make an initial purchase by mail:
•	Complete the enclosed application.
•	Mail the application, together with a check made payable to Alpine Funds:
By mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery or Express Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

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The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

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Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund, the exact title of the account, your address, and your Fund account number.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchases by Wire

If you are making your first investment in the Funds, before you wire funds:
•	The Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the address above.
•	Upon receipt of your completed account application, the Transfer Agent will establish an account for you.
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The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:
(name of Alpine Fund to be purchased)
(shareholder registration)
(shareholder account number)

For Subsequent Investments - By wire

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

How the Funds Values Their Shares

The net asset value of shares of the Funds is calculated by dividing the value of each Fund’s net assets by the number of outstanding shares. Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Funds or the Adviser incur and you will be subject to a returned check fee of $25. If you are an existing shareholder of the Funds, the Funds may redeem shares from your account to reimburse the Funds or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case when you are exchanging from a Fund with a redemption fee to a Fund that does not currently charge a redemption fee. If you exchange from a Fund without a redemption fee into a Fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. You are limited to five exchanges per calendar year. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days’ notice.

Exchanges by Telephone

To exchange shares by telephone:

•	Call 1-888-785-5578.
•	Shares exchanged by telephone must have a value of $1,000 or more.
•	Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day.
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During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•	The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.
•	Telephone exchanges are subject to a $5.00 fee per exchange.

To exchange shares by telephone, you must indicate this on the application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required.)
•	If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

For further information, call 1-888-785-5578.

How to Redeem Shares

You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail

To redeem shares by mail:

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Send a signed letter of instruction and, if certificates for shares have been issued, the signed certificates and an executed stock power form, to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202. (Stock power forms are available from your financial intermediary, the Fund, and most commercial banks.)

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

•	A signature guarantee of each owner is required to redeem shares in the following situations:

o	If ownership is changed on your account
o	When redemption proceeds are sent to a different address than that registered on the account
o	If the proceeds are to be made payable to someone other than the account’s owner(s)
o	Any redemption transmitted by federal wire transfer to a bank other than the bank of record
o	If a change of address request has been received by the Transfer Agent within the last 15 days
o	For all redemptions in excess of $50,000 from any shareholder account
o	When adding the telephone redemption option to an existing account

The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578.

Redeeming Shares by Telephone

To redeem shares by telephone:

•
Call 1-888-785-5578 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).

•	Provide the account name, as registered with the Fund, and the account number.

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Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the Automated Clearing House (“ACH”) network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

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During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

•	The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Redemption Fees (all Funds)

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of each Fund’s shares held for less than 60 calendar days. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for 60 days from the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on exchanges or to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Funds.

Additional Redemption Information

A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Funds reserve the right to close your account if the account value has remained below $1,000 for thirty days or more as a result of one or more redemptions. You will receive sixty days’ written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, it is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and Funds that invest in investments which are not frequently traded, may be targets of market timers.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. The Funds do not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

Trading Practices. Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Funds reserve the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information.

Fair Value Pricing. The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Fund holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believe that the market price is stale. Other types of securities that the Funds may hold for which fair pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the application.

Automatic Investment Plan.You may make regular monthly or quarterly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the plan, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-888-785-5578. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan.You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment, by calling 1-888-785-5578. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan.If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you must elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans.Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan.For your convenience, all dividends and distributions of the Funds are automatically reinvested in full and fractional shares of the Funds at the net asset value per share at the close of business on the record date, unless you request otherwise inwriting. A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in the Funds under the following prototype retirement plans: (i) Individual Retirement Accounts (“IRAs”) and Rollover IRAs; and (ii) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-785-5578 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Internet Account Access and Trading. This option allows you to access your account information online as well as execute transactions on your account. To choose this option, complete the appropriate section of the new account application. For Internet transactions, only bank accounts held at domestic institutions which are ACH members may be used. Your Funds’ shares will be purchased or redeemed at the next NAV determined after receipt of your order. You may not use Internet transactions for your initial purchase of Fund shares.

Log on to the Funds’ website at www.alpinefunds.com to access your account and to create your PIN.

Dividends, Distributions and Taxes

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of the Funds to distribute to shareholders their investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Internal Revenue Code of 1986, as amended, (the “Code”). Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year.

Taxation of the Funds.The Funds intend to qualify to be treated as regulated investment companies under the Code. While so qualified, the Funds will not be required to pay any Federal income tax on that portion of their investment company taxable income and any net realized capital gains they distribute to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Funds anticipate meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Funds whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Funds. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for Federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. For amounts paid in 2006, the backup withholding rate is 28%. The Funds may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by the Funds. The Funds’ transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

This discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change. A more detailed discussion is contained in the SAI. You should consult your own tax adviser as to the tax consequences of investing, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

    Financial Highlights

The following Financial Highlights Table is intended to help you understand the Balance Fund’s financial performance since June 7, 2001 (the date it commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the Table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP is the Fund’s independent registered public accounting firm. This information has been audited by Deloitte & Touche LLP for the fiscal years ended October 31, 2004 and 2005. Information for periods ended prior to October 31, 2004 has been audited by another independent registered public accounting firm. Deloitte & Touche LLP’s report along with the Fund’s financial statements, are included in the Balance Fund’s annual report dated October 31, 2005, which is available upon request.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2005	October 31, 2004	October 31, 2003	October 31, 2002	October 31, 2001(a)

PER SHARE DATA:
Net Asset Value, Beginning of Period	$12.44	$11.08	$9.17	$10.10	$10.00

Income From Investment Operations:
Net investment income	0.19	0.19	0.22	0.24	0.09
Net realized/unrealized gains (losses) on investments	0.85	1.37	1.91	(0.91)	0.07
Total from investment operations	1.04	1.56	2.13	(0.67)	0.16

Less Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.22)	(0.25)	(0.06)
Net realized gains on investments	(0.62)	---	---	(0.01)	---
Total Distributions	(0.81)	(0.20)	(0.22)	(0.26)	(0.06)

Net Asset Value, End of Period	$12.67	$12.44	$11.08	$9.17	$10.10

Total Return	8.46%	14.19%	23.50%	(6.82)%	1.64% (b	)

Ratios/Supplementary Data:
Net Assets at end of period (000)	$97,471	$70,705	$53,756	$43,027	$38,203
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.21%	1.27%	1.51%	1.50%	1.40%(c	)
After waivers and reimbursements	1.31%	1.35%	1.35%	1.35%	1.35%(c	)
Ratio of net investment income to average net assets	1.60%	1.78%	2.26%	2.45%	2.55%(c	)
Portfolio turnover rate	36%	56%	39%	42%	9%

(a) For the period from June 7, 2001 (commencement of operations) to October 31, 2001.
(b) Not annualized.
(c) Annualized.

The following Financial Highlights Table is intended to help you understand the Dividend Fund’s financial performance since September 22, 2003 (the date it commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the Table represent the rate an investor would have earned on an investment in the Dividend Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP is the Dividend Fund’s independent registered public accounting firm. This information has been audited by Deloitte & Touche LLP for the years ended October 31, 2004 and 2005. Information for periods ended prior to October 31, 2004 has been audited by another independent registered public accounting firm. Deloitte & Touche LLP’s report along with the Dividend Fund’s financial statements, are included in the Dividend Fund’s annual report dated October 31, 2005, which is available upon request.

	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2003(a)

PER SHARE DATA:
Net Asset Value, Beginning of Period	$12.34	$10.69	$10.00

Income From Investment Operations:
Net investment income	1.57	1.09(b )	0.06
Net realized/unrealized gains on investments	(0.14)	1.51	0.63
Total from investment operations	1.43	2.60	0.69

Less Distributions:
Dividends from net investment income	(1.51)	(0.95)	-
Distributions from realized gains on investments	(0.28)	-	-
Total distributions	(1.79)	(0.95)	-

Net Asset Value, End of Period	$11.98	$12.34	$10.69

Total Return	11.85%	24.90%	6.90% (c	)

Ratios/Supplementary Data:
Net Assets at end of period (000)	$311,335	$43,530	$13,527
Ratio of expenses to average net assets
Before waivers and reimbursements	1.20%	1.56%	3.11%(d	)
After waivers and reimbursements	1.23%	1.35%	1.35%(d	)
Ratio of net investment income to average net assets	14.22%	9.08%	5.69%(d	)
Portfolio turnover	216%	194%	9%

  (a) For the period from September 22, 2003 (commencement of operations) to October 31, 2003.
(b) Net investment income is calculated using average shares outstanding during the period.
(c) Not Annualized.
(d) Annualized.

The Financial Services Fund commenced operations on November 1, 2005; therefore, there are no financial highlights for this Fund.

Notice of Privacy Policy

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not Part of the Prospectus

Additional Information

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER
ALPINE WOODS CAPITAL INVESTORS, LLC
2500 Westchester Avenue, Suite 215
Purchase NY 10577

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT, FUND ACCOUNTANT & ADMINISTRATOR
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
555 East Wells Street
Milwaukee, WI 53202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
BLANK ROME LLP
405 Lexington Avenue
New York, NY 10174

To Obtain More Information about the Funds

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information is available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (SAI) — The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Funds:

By Telephone — 1-888-785-5578

By Mail — Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

By Website — www.alpinefunds.com — The SAI is currently not available on the website but you may obtain the document as noted above.

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-10405.